NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2025 Fund	Nationwide Destination Retirement Fund
Nationwide Destination 2030 Fund	Nationwide Investor Destinations Aggressive Fund
Nationwide Destination 2035 Fund	Nationwide Investor Destinations Conservative Fund
Nationwide Destination 2040 Fund	Nationwide Investor Destinations Moderate Fund
Nationwide Destination 2045 Fund	Nationwide Investor Destinations Moderately
Nationwide Destination 2050 Fund	Aggressive Fund
Nationwide Destination 2055 Fund	Nationwide Investor Destinations Moderately
Nationwide Destination 2060 Fund	Conservative Fund
Nationwide Destination 2065 Fund

Supplement dated April 12, 2022
to the Statement of Additional Information (“SAI”) dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective May 2, 2022, the information under the heading “Appendix B – Proxy Voting Guidelines Summaries – Nationwide Fund Advisors” is amended as follows:

1.	The first paragraph under the heading “General” is deleted in its entirety and replaced with the following:

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.

2.	The paragraph under the heading “Delegation of Proxy Voting to Subadvisers to Funds” is deleted in its entirety and replaced with the following:

For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE